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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): December 31, 1996



                            USA WASTE SERVICES, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                    1-12154                 73-1309529
 (State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                         Identification Number)


                   1001 FANNIN STREET
                       SUITE 4000
                     HOUSTON, TEXAS                           77002
        (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (713) 512-6200



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ITEM 5.  OTHER EVENTS

         On December 31, 1996, USA Waste Services, Inc. (the "Company") was served with subpoenas relating to documents covering a period from 1990 to the present in connection with an ongoing investigation being conducted by the United States' Attorneys Office for the Central District of California. The Company has been informed that it is not a target of the investigation but that one of its subsidiaries, Western Waste Industries, which the Company acquired in May of 1996, is a target of the investigation. The Company has pledged its full cooperation in the investigation.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 13, 1997

                                       USA WASTE SERVICES, INC.

                                       By: /s/ GREGORY T. SANGALIS
                                          -----------------------------
                                               Gregory T. Sangalis
                                               Vice President, General Counsel
                                                  and Secretary




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